================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

                               September 25, 2008
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                           SMALL CAP STRATEGIES, INC.
               (Exact name of Company as specified in its charter)

                            (Commission File Number)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   20-5655532
                      (IRS Employer Identification Number)

           3651 Lindell Road, Suite D #146
           Las Vegas, Nevada                                   89103
          (Address of principal executive offices)          (ZIP Code)

                                Bryce Knight, CEO
                           Small Cap Strategies, Inc.
                         3651 Lindell Road, Suite D #146
                                Las Vegas, Nevada
                     (Name and address of agent for service)

                                 (502) 386-2061
          (Telephone number, including area code of agent for service)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

          -------------------------------------------------------------
                                    Copy to:
                                  James Reskin
                               Reskin & Associates
                            520 South Fourth Street,
                            Louisville, KY 40202-2577

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant announces that it intends to files a certificate of amendment amending its articles of incorporation changing the name of the Registrant to "Xtreme Oil & Gas, Inc." in anticipation of a change in its business plan in the near future. It is anticipated that this change will be effective at the end of October 2008. This information will be disclosed in an information statement.

Item 8.01  Other Events

The Board of Directors of the Registrant has submitted a unanimous consent, in lieu of meeting, to a single shareholder, Xtreme Oil & Gas, Inc, a Washington corporation ("Xtreme") who has consented to an action, by written consent in lieu of a shareholder meeting, consenting to the filing of a notice with the Securities and Exchange Commission of the Registrant's withdrawal of its prior election to be governed as a business development company under Sections 55 through 65 of the Investment Company Act of 1940. This matter will be submitted to the shareholders under an information statement. Xtreme also consented to the decision to change the name of the registrant. These actions are subject to the filing of an information statement, a preliminary version of which was filed with the Securities and Exchange Commission on September 25, 2008 and, pursuant to the requirements of the Securities Exchange Act of 1934, will not be effective until approximately October 28, 2008. The Registrant will continue to file reports under the Securities Exchange Act of 1934.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
   (a) Financial Statements of Business Acquired



   (b) Pro Forma Financial Statements

       None

   (c) Exhibits

       None

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following person on behalf of the Company and in the capacity thereunto duly authorized, in Santa Monica, California, on the 29th day of September 2008.


                                       Small Cap Strategies, Inc.


                                       By: /s/ Bryce Knight
                                           -------------------------------------
                                           Bryce Knight, Chief Executive Officer


--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

         Exhibits
                           None.